UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

ON BEHALF OF THE

GMACM Home Equity Loan Trust 2006-HE5

(Exact name of registrant as specified in its charter)

Delaware	333-131211-15	41-1955181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (952) 832-7000

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

On or about November 29, 2006, the GMACM Home Equity Loan Trust 2006-HE5 (the “Trust”) will issue GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE5, including the following publicly-offered classes: Class I-A-1, Class II-A-1 and Class II-A-2 (the “Term Notes”).

On November 28, 2006, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to the Term Notes and its opinion with respect to certain federal income tax matters.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits: The following are filed as Exhibits to this Report:

Exhibit

Number

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
By: /s/ Patricia C. Taylor
Name: Patricia C. Taylor
Title: Vice President

Dated: November 28, 2006

Exhibit Index

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).